[SKANDIA LIFE LOGO]
PO Box 37
Skandia House
Portland Terrace
Southampton S014 7AY
Tel: 023 8033 4411
Fax: 023 8022 0464
http://www.skandia.co.uk

5 December 2000

Mr R Green
London Pacific Advisers Limited
Minden House
6 Minden Place
St Helier
JERSEY JE2 4WQ

Dear Mr Green

Executive Pension
Scheme Number : [xxxxxxxxx]
Scheme Name : London Pacific Advisers Ltd Retirement
Member's Number: [xxxxxxxxx]
Member's Name : Ian Kenneth Whitehead
                Male
                Date of Birth: [xxxxxxxxx]
Selected Retirement Age : 60
Making of Assurance Date: 5/12/00
Commencement Date : 1/09/00

Employer's Regular Contribution: GBP3,000.00 per month
Employer's Special Contribution: GBP9,000.00

We have pleasure in confirming that the benefits under the Scheme for the above member have been accepted, in accordance with the above.

A Member's Announcement of Individual Benefits and Unit Statement are enclosed in respect of the member.

Should you require any assistance or further information, please contact your Independent Financial Adviser or Skandia Life at the above address.

Yours sincerely
[SIGNATURE]
SKANDIA LIFE ASSURANCE COMPANY LIMITED

Skandia Life Assurance (Holdings) Limited Skandia Life Holding Company Limited Skandia Life Assurance Company Limited (an incorporated company limited by shares) Registered Numbers: 1606702,1752066,1363932 England Registered Office:
Skandia House,  Portland  Terrace,  Southampton SO14 7EJ, United Kingdom Skandia
Life Assurance Company Limited: Authorised to carry out linked long-term assurance business Regulated by the Personal Investment Authority Member of the ABI Marketing Group: Skandia Life Assurance Company Limited, Professional Life Assurance Company Limited and Royal Skandia Life Assurance Limited

[SKANDIA LIFE LOGO]

PO Box 37
Skandia House
Portland Terrace
Southampton SO14 7AY
Tel: 023 8033 4411
Fax: 023 8022 0464

http://www.skandia.co.uk

This statement shows the contribution and investment allocation for your plan. The allocation is notional and does not confer any rights distinct from those set out in the Policy Terms and Conditions. This statement supersedes all previous statements.

E&OE

Skandia Life Assurance (Holdings) Limited Skandia Life Holding Company Limited Skandia Life Assurance Company Limited (an incorporated company limited by shares) Registered Numbers: 1606702,1752066,1363932 England Registered Office:
Skandia House,  Portland  Terrace,  Southampton SO14 7EJ, United Kingdom Skandia
Life Assurance Company Limited: Authorised to carry out linked long-term assurance business Regulated by the Personal Investment Authority Member of the ABI Marketing Group: Skandia Life Assurance Company Limited, Professional Life Assurance Company LimIted and Royal Skandia Life Assurance Limited

[SKANDIA LIFE LOGO]

PO Box 37
Skandia House
Portland Terrace
Southampton SO14 7AY
Tel: 023 8033 4411
Fax: 023 8022 0464
http: //www.skandia.co.uk

A Scheme established by the Founding Employer under the declaration of trust made by Skandia Life (Pensions Trustee)
Limited dated 30th September 1982 as altered by deeds dated 26th April 1990 and 17th October 1994 and now known as Skandia Master Trust No. 1

ANNOUNCEMENT
OF INDIVIDUAL BENEFITS

1. (a)Scheme Name: London Pacific Advisers Ltd Retirement
   (b)Founding Employer: London Pacific Advisers Limited

2. Member Name: Ian Kenneth Whitehead

3. Age Next Birthday of Member: 46

4. Age Next Birthday of Member's Spouse: [xxxxxxxxx]

5. Current Annual Earnings: GBP450,OOO.OO

6. Commencement Date: 1/09/00

7. Selected Retirement Age: [xxxxxxxxx]

8. CONTRIBUTION
   (a)Annual Employer Contribution: GBP36,000.00
   (b)Annual Member's Contribution: Nil
   (c)Special Employer Contribution: GBP9,000.00
   (d)Special Member's Contribution: Nil

9. BENEFITS AT SELECTED RETIREMENT DATE
   (a)Amount of Projected Pension: GBP27,lOO Escalating at 5% per annum payable monthly in advance, guaranteed for 5 years.

   (b)Amount of Post Retirement Spouse's Pension: NIL

10. BENEFITS ON DEATH BEFORE SELECTED RETIREMENT DATE
    (a)Lump Sum Death-in-service Benefit: Return of the value of member's plan.

1. The above details should be read in conjunction with the Announcement of Individual Benefits Summary attached.

2. The level of the above benefits is not guaranteed and is

Skandia Life Assurance (Holdings) Limited Skandia Life Holding Company Limited Skandia Life Assurance Company Limited (an incorporated company limited by shares) Registered Numbers: 1606702,1752066,1363932 England Registered Office:
Skandia House,  Portland  Terrace,  Southampton SO14 7EJ, United Kingdom Skandia
Life Assurance Company Limited: Authorised to carry out linked long-term assurance business Regulated by the Personal Investment Authority Member of the ABI Marketing Group: Skandia Life Assurance Company Limited, Professional Life Assurance Company Limited and Royal Skandia Life Assurance Limited

[SKANDIA LIFE LOGO]

PO Box 37
Skandia House
Portland Terrace
Southampton SO14 7AY
Tel: 023 8033 4411
Fax: 023 8022 0464
http: //www.skandia.co.uk

   based on Skandia Life's normal assumptions. Please find attached a projection included within a personalised
   Key Features document, which has been prepared according to the Personal Investment Authority regulations.



Skandia Life Assurance (Holdings) Limited Skandia Life Holding Company Limited Skandia Life Assurance Company Limited (an incorporated company limited by shares) Registered Numbers: 1606702, 1752066, 1363932 England Registered Office:
Skandia House,  Portland  Terrace.  Southampton SO14 7EJ. United Kingdom Skandia
Life Assurance Company Limited: Authorised to carry out linked long-term assurance business Regulated by the Personal Investment Authority Member of the ABI Marketing Group: Skandia Life Assurance Company Limited, Professional Life Assurance Company Limited and Royal Skandia Life Assurance Limited